UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

DEMAND MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 500 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 394-6400

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 22, 2011, Demand Media, Inc. (the “Company”) held its annual meeting of stockholders.  At the annual meeting, 71,710,841 shares were represented in person or by proxy, constituting 86.2% of the Company’s outstanding shares as of April 28, 2011, the record date for the meeting.  The following proposals were submitted to the stockholders of the Company at the 2011 annual meeting:

(1)          The election of three Class I directors (John A. Hawkins, Victor E. Parker and Joshua G. James) to serve as directors until the Company’s 2014 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

(2)          The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

(3)          The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as described in the proxy statement (the “say-on-pay vote”) for 2010.

(4)          The approval on a non-binding advisory basis, of the frequency of future say-on-pay votes .

For more information about the foregoing proposals, see the Company’s proxy statement dated April 29, 2011.  Holders of the Company’s common stock are entitled to one vote per share.  The number of votes cast for and against, and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Proposal 1 – Election of Class I Directors

Votes regarding the election of John A. Hawkins, Victor E. Parker and Joshua G. James as Class I directors to serve on the Board of Directors for a three-year term, which will expire at the Company’s 2014 Annual Meeting of Stockholders, were as follows:

Nominees for Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
John A. Hawkins	70,149,440	264,404	3,517	1,293,480
Victor E. Parker	70,149,640	264,204	3,517	1,293,480
Joshua G. James	69,582,290	831,554	3,517	1,293,480

Proposal 2 – Ratification of the Independent Registered Public Accounting Firm

Votes to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,679,384	30,684	773	0

Proposal 3 – Advisory (Non-Binding) Approval of Executive Compensation for 2010

Votes to approve an advisory (non-binding) resolution on the say-on-pay vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,817,578	3,589,844	9,939	1,293,480

Proposal 4 – Advisory (Non-Binding) Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation

Votes on an advisory (non-binding) resolution on the frequency of future say-on-pay votes were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
3,662,558	4,673	66,738,046	12,084	1,293,480

The frequency that received the highest number of votes (three years) was deemed to be the frequency selected by our stockholders.  Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will conduct future say-on-pay votes once every three (3) years.  The next required stockholder advisory vote on the frequency of future say-on-pay votes will be conducted at the Company’s 2017 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2011	DEMAND MEDIA, INC.

	By:	/s/ Charles S. Hilliard
Charles S. Hilliard
President and Chief Financial Officer